EXHIBIT
                                      10.8


                              Shopping Center Lease

THIS LEASE made as of the           day of       1997, between
First Fidelity Bank, N.A., New Jersey, not personally, but as Ancillary Trustee under Trust Agreement dated December 6, 2984 ("Landlord"). A trust having a place of business at 900 North Michigan Avenue, Chicago Illinois 60611-1957 and E.A.J. Enterprises, Ltd. ("Tenant"). A New York corporation whose principal place of business is located at P.O. Box 500, Yonkers, New York 10704



                                    Article 1

                                BASIC PROVISIONS

A.   Tenant's Trade Name: Eat at Joe's

B. Center: Moorestown Mall Address: 400 Route 38, Moorestown, New Jersey 08057-3295

C.   Premises:  Space No. 466 at the Center  consisting of  approximately  3,683
     rentable  square  feet,  the   approximate   location  of  which  is  shown
     cross-hatched on Exhibit A hereto

D.   Commencement Date: July 1, 1997

E.   Expiration Date: June 30, 2012

F. Permitted Use: A restaurant serving standard "fifties" diner fare, salads, chicken and pasta dishes, as shown on the menu attached as Exhibit D . and for no other purpose whatsoever

G. Minimum Rent: * (See Pages 1A and 1B) Period Monthly Amount Annual Amount Commencement Date Through June 30, 1999 $6,250.00$75,000.00 July 1, 19991
     Through Expiration Date**

* Minimum Rent Center Expenses. Taxes and Media Fund only shall abate for the first twenty-four (24) months of Term. If prior to or during said period Tenant commits a default and does not cure it within the time provided for cure, if any, the foregoing abatement shall immediately cease and Tenant shall thereafter pay the full Minimum Rent. Center Expenses. Taxes and Media Fund without the abatement. If this Lease shall terminate prior to the scheduled Expiration Date due to a Default by Tenant, Tenant shall reimburse Landlord the amount of the abatement.

**         (See Pages 1A and 1B)

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                         COZCO MANAGEMENT / EAT AT JOE'S
                             LEASE INFORMATION FORM
1.         PARTIES:

TENANT: E.A.J. Enterprises, Inc.

LANDLORD: First Fidelity Bank, N.A., New Jersey, not personally , but as Ancillary Trustee under Trust Agreement dated December 6, 1984.

2.         LEASED PREMISES:

Address: Space No. 466, Moorestown Mall, 400 Route 38, Moorestown, New Jersey 08057- 3295

Leaseable Building Area: 3683 sq. ft.

Permitted Uses: A restaurant serving standard "fifties" diner fare, salads, chicken and pasta dishes, as shown on the menu attached to the Lease as Exhibit D.

Prohibited Uses (Check One):    None
                                           X All except permitted uses

Specific prohibited uses: Tenant may not sell alcoholic beverages.  (1F)

3.         TERM:

Initial Term: Commencement Date (earlier of September 1, 1997 or 1st day open for business) through Expiration Date (August 31, 2012). [Art.2, 1D, 1E]

Options to Renew:             No

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What is rent during renewal periods?: N/A

4.         RENTAL:

Minimum Annual: (1G & insert)
     Commencement Date through 8/31/99                                  $75,000

     Lease Years 9/1/1999 through 8/31/2000
                 9/1/2000 through 8/31/2001
                 9/1/2001 through 8/31/2002
          If Gross Sales less than or equal to $800,000                 $80,000
          If Gross Sales greater than $800,000 but
                         less than or equal to $900,000                 $90,000
          If Gross Sales greater than $900,000 but
                         less than or equal to $1,000,000              $100,000
          If Gross Sales Greater than $1,000,000 but
                         less than or equal to $1,100,000              $110,000
          If Gross Sales greater than $1,100,000                       $120,000

     Lease Years 9/1/2002 through 8/31/2003
                 9/1/2003 through 8/31/2004
                 9/1/2004 through 8/31/2005
                 9/1/2005 through 8/31/2006
                 9/1/2006 through 8/31/2007
          If Gross Sales less than or equal to $80,000                  $85,000
          If Gross Sales greater than $800,000 but
                         less than or equal to $900,000                 $90,000
          If Gross Sales greater than $900,000 but
                         less than or equal to $1,000,000              $100,000
          If Gross Sales greater than $1,000,000 but
                         less than or equal to $1,100,000              $110,000
          If Gross Sales greater than $1,100,000                       $120,000

     Lease Years 9/1/2007 through 8/31/2006
                 9/1/2008 through 8/31/2009
                 9/1/2009 through 8/31/2010
                 9/1/2010 through 8/31/2011
                 9/1/2011 through 8/31/2012
          If Gross Sales less than or equal to $900,000                 $90,000
          If Gross Sales greater than $900,000 but
                         less than or equal to $1,000,000              $100,000
          If Gross Sales greater than $1,000,000 but
                         less than or equal to $1,100,000              $110,000
          If Gross Sales greater than $1,100,000                       $120,000

Percentage? Yes

If yes, (1) describe percentage rent formula: 6% of Gross Sales in excess of Breakpoint as follows: [1H & insert]

     Commencement Date through 8/31/99                                 $750,000

     Lease Years 9/1/1999 through 8/31/2000
                 9/1/2000 through 8/31/2001
                 9/1/2001 through 8/31/2002
          If Gross Sales less than or equal to $800,000                $800,000
          If Gross Sales greater than $800,000 but
                         less than or equal to $900,000                $900,000
          If Gross Sales greater than $900,000 but
                         less than or equal to $1,000,000            $1,000,000
          If Gross Sales greater than $1,000,000 but
                         less than or equal to $1,100,000            $1,100,000
          If Gross Sales greater than $1,100,000                     $1,200,000

     Lease Years 9/1/2002 through 8/31/2003
                 9/1/2003 through 8/31/2004
                 9/1/2004 through 8/31/2005
                 9/1/2005 through 8/31/2006
                 9/1/2006 through 8/31/2007
          If Gross Sales less than or equal to $800,000                $850,000
          If Gross Sales greater than $800,000 but
                         less than or equal to $900,000                $900,000
          If Gross Sales greater than $900,000 but
                         less than or equal to $1,000,000            $1,000,000
          If Gross Sales greater than $1,000,000 but
                         less than or equal to $1,100,000            $1,100,000
          If Gross Sales greater than $1,100,000                     $1,200,000

     Lease Years 9/1/2007 through 8/31/2008
                 9/1/2008 through 8/31/2009
                 9/1/2009 through 8/31/2010
                 9/1/2010 through 8/31/2011
                 9/1/2011 through 8/31/2012
          If Gross Sales less than or equal to $900,000                $900,000
          If Gross Sales greater than $900,000 but
                         less than or equal to $1,000,000            $1,100,000
          If Gross Sales greater than $1,100,000 but
                         less than or equal to $1,100,000            $1,100,000
          If Gross Sales greater than $1,100,000                     $1,200,000

(2) discuss effect of assignment or subletting: If Landlord consents to a Transfer (as defined in the Lease), the monthly Minimum Rent is increased on the effective date of the Transfer to all amount equal to the average total monthly Minimum Rent and Percentage Rent payable by Tenant during the 36 months prior thereto ( or such shorter period as may have occurred since the Commencement
Date). If the Minimum Rent is so increased, there shall be a proportionate adjustment to the Breakpoint. [20E]

Is there a provision for tenant to pay tax and operating expense escalation? Yes-- Tenant responsible for allocable portion of Center Expenses (see below).

Prepaid or free rent or existing offsets: None.

Amount: N/A

Period: N/A

Renewal or Escalation Rent: N/A

Any Take-over lease? N/A

5.         EXPENSES PAID BY TENANT

Summarize lease provisions regarding the following expenses:

Real Estate Taxes: Tenant must pay Tenant's Proportionate Share of Taxes (as defined in the Lease). [1I; 5A; missing p. 2A] "Tenant's Proportionate Share" is a fraction equal to the rentable square footage of Premises divided by the total square footage of all rentable floor space in the Center). [29Q]

Insurance: Tenant must maintain certain insurance, including commercial general liability, workers' compensation, plate glass and all-risk property.[13A]

Repairs and Maintenance (Structural, Roof, Exterior, Interior, Glass): Yes, including Tenant's trad fixtures and equipment, security gates, ceilings, walls, storefront, entrances, signs, interior decorations, floor-coverings, entry and interior doors, exterior and interior glass, plumbing fixtures, light fixtures and bulbs, keys and locks , fire extinguishers and fire protection systems, and equipment and lines for water, sewer, HVAC, electrical, gas, steam, sprinkler and mechanical facilities, and other systems and equipment which serve the Premises exclusively whether located within or outside the Premises. [11A] The cost of Landlord's maintenance of foundation, exterior walls other than storefront, common utility lines to the point of connection for Tenant, and structural portions of the Premises is included in Center Expenses, of which Tenant must pay its Proportionate Share. [5b; 28B]

Utilities (Electricity, Heat, Air Conditioning, Water): Yes (may be separately metered). [Art. 10]

Services (Janitorial, Cleaning): Yes; included in Center Expenses, of which Tenant must pay its Proportionate Share. [5B; 28b}

Contributions to Parking and/or Common Areas (CAM): Yes, included in Center Expenses, of which Tenant must pay its Proportionate Share. [5B; 28B]

Would CAM  obligations be affected by more favored  treatment of another tenant?
No

If yes, explain:

Any other tenant obligations: Monthly Promotion Fund Charges and Media Fund Charges (as defined in Lease). [9A, 9C]

6.         TENANT RIGHTS TO TERMINATE:

Can tenant cancel lease if:

a.   Premises are not available or construction completed by specific date? No

     If yes, what date?

b.   Leases to other tenants are not in force or kept in force? No

     If yes, which tenants?

c. Leases to others are not occupied for particular uses or operated under required names? No

d. Premises are substantially destroyed during final lease years? Yes, during last 24 months of the Term. [14D, page 13A]

     At any time? No


If yes, what is definition of substantial destruction? If 50% or more of the rentable sq. Footage of the Premises is damaged or destroyed. [14D]

e.   Landlord is unable to restore premises within days? No

f.   Property or demised premises partially condemned? Yes

If yes, what is definition of partial condemnation? If at least 25% of the rentable area of the Premises is taken by eminent domain or condemned, including any temporary taking for a period of 1 year or longer, the Lease terminates on the date possession for such use is so taken.

IF (i) less than 25% of the Premises is taken, but the taking includes a material portion of the Center or of the portion thereof owned or leased by Landlord, or (ii) the taking is temporary and will be in effect for less than 1 year but more than 30 days, then in either such event, Landlord may elect to terminate the Lease upon at least 30 days prior written notice to Tenant. [Art. 15]

g.   Landlord  defaults for any reason other than to provide  additional  space?
     N/A.

If yes, is tenant obligated to notify mortgages and give mortgages rights to cure?

h. For any other reasons? Yes. If yes describe: If Landlord notifies Tenant of its election to relocate the Premises and Tenant is not reasonably satisfied with the new premises, Tenant may terminate the Term by notice to Landlord within 15 days after Landlord's notice, in which event the Term shall expire 60 days after Tenant's notice, unless Landlord rescinds its relocation notice by notice to Tenant within 45 days after Tenant's notice, in which event the Lease remains in full force and effect. [21I, insert #3
     p. 17A]

7.         PARKING REQUIRED:

Car stalls or ratio: N/A

For exclusive use of this tenant?

Location: on lease premises?

on non-leased property?

Off mortgaged property or property being purchased:

(If so, describe how parking to be assured):

8.         LANDLORD OBLIGATION TO RESTORE:

Is landlord obligated to restore in event of partial destruction? In the event of damage to the Premises by fire or other casualty, Landlord must use available insurance proceeds to repair the Premises. [14A]

If yes, define partial destruction: Not defined.

Total? Landlord may elect to terminate the Lease if the Center is materially damaged by Tenant or by fire or other casualty or cause such that (a) more than 50% of the Premises is affected by the damage (b) the damage occurs less than 1 year prior to the end of the Term (c) any Lender requires that the insurance proceeds or any portion thereof by applied to the Mortgage debt, or the damage is not fully covered by Landlord's insurance policies, or (d) in Landlord's reasonable opinion, the cost of the repairs, alterations, restoration or improvement work would exceed 50% of the value of the Center or of th protion thereof owned or leased by Landlord. [14D]

9.         COMPLETION LIMITATIONS:

Radius Clause: Is landlord prohibited from developing, leasing or occupying other property for business similar to this tenant? No

If yes, what is geographic restriction? N/A

Is there a radius clause restricting this tenant? Yes.

If so, describe: One (1) mile from the Center. [1O]

Exclusives: Is tenant granted an exclusive? No.

or other restrictions upon other tenants? No.

If yes, in either case, describe:

Restrictions on tenant's activities in surrounding area? N/A

10.        LEASE SUBORDINATION:

Is this lease subordinate to any mortgage? Yes, to all Mortgages placed on the Center and all other encumbrances and matters of public record applicable to the Center at the Commencement Date, and thereafter only if Tenant is furnished with a non-disturbance agreement from the Lender (unless Tenant is in default). [Art.18}

If yes, does foreclosure statute automatically terminate lease?

Does mortgagee in foreclosure have option to recognize or cancel lease?

Is subordination conditioned on Non-Disturbance or Recognition Agreement? Yes, unless Tenant is in default (see above).

11.        EXPANSION PROVISION:

Must landlord provide additional space? No

If yes, under what conditions?

How much space and at what cost?

Is rent increased?  If yes, discuss formula:

If landlord defaults:

Does tenant have the right to cancel?

to construct & charge cost against existing fixed rent?

                        percentage rent only?
-----------------------
all rent?

12.        RENTAL OFFSETS:

If landlord defaults in any lease obligations does tenant have the right to remedy and offset costs against rent? No.

If yes, must tenant notify mortgagee and give mortgagee right to cure?  N/A

Are notice and curing terms satisfactory? Payment of Rent - 7 days to cure after notice. Failure to observe or perform any term or condition of the Lease other than payment of rent - period of time following notice expressly provided in each section of the Lease, or otherwise within a reasonable time, but in no event more than 15 days following notice. [22A]

If no, describe objections: N/A

13.        PURCHASE OPTION: RIGHT OF FIRST REFUSAL:

Is tenant granted the right to purchase the demised premises? N/A

If yes, during what period can option be excercised?

Price?

Is tenant given the right to match any other offer to purchase?

14. TAKE-OVER OBLIGATIONS:

Does lease require landlord to assume rental or lease obligations of this tenant at another location? N/A

If yes, during what period can option be exercised?

15.        RETAIL STORE OPERATING AGREEMENTS:

Must tenant operate business in premises? Yes.

If yes, for what duration, under what trade name, and what type of business? For duration of Lease, under trade name "Eat at Joe's", a restaurant serving standard "fifties" diner fare, salads, chicken and pasta dishes, as shown on the menu attached to the Lease as Exhibit D. [1A, 1F]

If tenant can vacate must tenant continue to pay minimum annual rent?  N/A

If lease provides for percentage rent, describe how such rent is determined after premises are vacated: N/A

Is tenant prevented from opening a store in competition with subject? Yes.

If yes, describe: Radius restriction of one (1) mile from the Center. [1O]

Is subletting permitted?  Only with prior written consent of Landlord. [20A]

Is assignment by tenant permitted? Only with prior written consent of Landlord. [20A]

Is tenant relieved of liability after assignment? No. [20C]

After subletting or assignment, how is percentage rent to be determined? If Landlord consents to a Transfer, the monthly Minimum Rent shall be increased on the effective date of the Transfer to an amount equal to the average total monthly Minimum Rent and Percentage Rent payable by Tenant during the 36 months prior thereto (or such shorter period as may have occurred since the Commencement Date). [20E]

Is there any limitation on type of business to be conducted? No.

16.        ASSIGNABILITY BY LANDLORD:

Any restriction upon assignment by landlord? No.

If yes, describe:

Is landlord relieved of liability after assignment? Yes [Art. 33]

17.        NOTICES

To whom should notices and duplicate notices be sent? (Indicate names and addresses):

To Tenant:        E.A.J. Enterprises, Ltd.
                  P.O. Box 500
                  Yonkers, NY 10704

To Landlord:      First Fidelity Bank, N.A., New Jersey, not personally, but as
                  Ancillary Trustee under Trust Agreement dated December 6, 1984
                  c/o Urban Retail Properties Co.
                  Moorestown Mall Management Office
                  400 Route 38
                  Morrestown, NJ 0857-3295

Also to:          Urban Retail Properties Co.
                  900 North Michigan Avenue
                  Chicago, IL 60611
                  Attn: Director of Lease Asministration

18.        IMPROVEMENTS AND ALTERATIONS:

     Tenant may make improvements and alterations only with Landlord's prior written consent, which consent shall nat be unreasonably withheld. [Art.7]